SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) April 1, 2001
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                             WEBLINK WIRELESS, INC.
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               (Exact name of Registrant as Specified in Charter)


           DELAWARE                     0-28196                  75-2575229
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(State or Other Jurisdiction       (Commission File            (IRS Employer
       of Incorporation)                Number)              Identification No.)


3333 LEE PARKWAY, SUITE 100 DALLAS TEXAS                           75219
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code  (214) 765-4000
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                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

On April 2, 2001, Weblink Wireless, Inc. ("Weblink") issued a press release announcing that it has entered into a Restructuring and Section 303 Agreement (the "Restructuring Agreement") pursuant to which Weblink will merge with Metrocall, Inc. ("Metrocall"). The Restructuring Agreement provides that the surviving corporation will be named Weblink Wireless, Inc., and that the equity of the surviving corporation will be split equally between Weblink and Metrocall.

The foregoing summary is qualified in its entirety by the Restructuring Agreement and the press release, which are attached hereto as exhibits and incorporated herein by reference.

Item 7. Exhibits.

Exhibit 1.01 Restructuring and Section 303 Agreement between Weblink Wireless, Inc. and Metrocall, Inc., dated April 1, 2001.
Exhibit 1.02      Press Release, dated April 2, 2001.




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


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            WEBLINK WIRELESS, INC.



                                            By: /s/ Frederick G. Anderson
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                                                Name:  Frederick G. Anderson
                                                Title: Vice President, General
                                                         Counsel and Secretary


April 4, 2001




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